PREMIER BANCORP, INC.

                              379 NORTH MAIN STREET
                              DOYLESTOWN, PA 18901
                                 (215) 345-5100

--------------------------------------------------------------------------------

                                 April 12, 1999

Dear Fellow Shareholders of Premier Bancorp, Inc.:

     On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on Thursday, May 13, 1999 at 9:00 a.m., Eastern Daylight Time. This year's annual meeting will be held at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928. At the annual meeting you will have the opportunity to ask questions and to make comments. Enclosed with the proxy statement are your proxy and Premier Bancorp, Inc.'s 1998 Annual Report.

     The principal business of the meeting is to elect eight (8) Class 1 Directors to serve a term of three years, to ratify the selection of KPMG LLP as the independent auditors of Premier Bancorp, Inc. for 1999, and to transact any other business that is properly presented at the annual meeting. The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon in more detail.

     You will notice that this year's proxy statement is written in "plain English." I hope that you like the new format and find the proxy statement easier to read.

     I am delighted you have chosen to invest in Premier Bancorp, Inc., and I hope that, whether or not you plan to attend the annual meeting, you will vote as soon as possible by completing, signing and returning the enclosed proxy in the envelope provided. The prompt return of your proxy will avoid additional expenses involved in further communications. Your vote is important. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

     I look forward to seeing you on May 13, 1999, at Premier Bancorp, Inc.'s annual meeting.

                                          Sincerely,

                                          /s/ Clark S. Frame
                                          ---------------------
                                          Clark S. Frame
                                          Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            OF PREMIER BANCORP, INC.
                           TO BE HELD ON MAY 13, 1999

TO THE SHAREHOLDERS:

     Notice is hereby given that Premier Bancorp, Inc. will hold its Annual Meeting of Shareholders on Thursday, May 13, 1999, at 9:00 a.m., Eastern Daylight Time, at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928, to consider and vote upon the following proposals:

     1. Election of eight (8) Class 1 Directors: Daniel E. Cohen, Michael J. Perrucci, Brian R. Rich, Ezio U. Rossi, Gerald Schatz, Bruce E. Sickel, Thomas P. Stitt, and John A. Zebrowski, each for a term of three years and until their successors are elected and qualified.

     2. Ratification of the selection of KPMG LLP as the independent auditors for Premier Bancorp, Inc. for the fiscal year ending December 31, 1999.

     3. Transaction of any other business properly presented at the annual meeting and any adjournment or postponement of the meeting.

     Shareholders of record as of April 1, 1999, are entitled to notice of the meeting and may vote at the annual meeting, either in person or by proxy.

     Management welcomes your attendance at the annual meeting. Whether or not you expect to attend the annual meeting in person, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will avoid expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of Premier Bancorp, Inc. and attend the annual meeting. Returning your proxy will ensure that your shares will be voted in accordance with your wishes and that the presence of a quorum will be assured.

     Premier Bancorp, Inc.'s Board of Directors is distributing this proxy statement, form of proxy and Premier Bancorp, Inc.'s 1998 Annual Report on or about April 12, 1999.

                                          By Order of the Board of Directors,

                                          /s/ Clark S. Frame
                                          ---------------------
                                          Clark S. Frame
                                          Chairman of the Board

Doylestown, Pennsylvania
April 12, 1999

                            YOUR VOTE IS IMPORTANT.
     TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
      AND MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID RETURN ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
PROXY STATEMENT
GENERAL INFORMATION.........................................    1
  Date, Time and Place of the Annual Meeting................    1
  Description of Premier Bancorp, Inc.......................    1

VOTING PROCEDURES...........................................    1
  Solicitation and Voting of Proxies........................    1
  Quorum and Vote Required for Approval.....................    2
  Revocability of Proxy.....................................    3
  Methods of Voting.........................................    3

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS...................    4
  Governance................................................    4
  Directors and Executive Officers of Premier and the
     Bank...................................................    4
  Committees and Meetings of the Boards of Directors of
     Premier and the Bank...................................    5
     o Committees of the Board of Directors of the Bank
       Table................................................    6
  Compensation of the Board of Directors....................    6

EXECUTIVE COMPENSATION......................................    7
     o Summary Compensation Table...........................    7
     o Option/SAR Grants Table..............................    8
  401(k) Plan...............................................    8
  Change of Control Agreements..............................    8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............    9

ELECTION OF DIRECTORS.......................................    9
  Qualification and Nomination of Directors.................    9
  Information as to Nominees and Directors..................   10

BENEFICIAL OWNERSHIP OF PREMIER'S STOCK OWNED BY PRINCIPAL
  OWNERS AND MANAGEMENT.....................................   13
  Principal Shareholders....................................   13
  Share Ownership by the Directors, Officers and Nominees...   13

PROPOSALS...................................................   14
  Election of Class 1 Directors.............................   14
  Ratification of Selection of Independent Auditors.........   15

LEGAL PROCEEDINGS...........................................   15

SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING...........   15

ANNUAL REPORT...............................................   15

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.......   15

ADDITIONAL INFORMATION......................................   15

                                PROXY STATEMENT
                   FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                             PREMIER BANCORP, INC.
                           TO BE HELD ON MAY 13, 1999

                              GENERAL INFORMATION

Date, Time and Place of the Annual Meeting

     Premier Bancorp, Inc. (Premier), a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of Premier Bancorp, Inc. The annual meeting will be held at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928, on Thursday, May 13, 1999 at 9:00 a.m., Eastern Daylight Time.

     The principal executive office of Premier Bancorp, Inc. is located at 379 North Main Street, Doylestown, Pennsylvania 18901; the telephone number is (215) 345-5100. All inquiries should be directed to John C. Soffronoff, President and Chief Executive Officer of Premier Bancorp, Inc.

Description of Premier Bancorp, Inc.

     Premier Bancorp, Inc. was incorporated under the business corporation laws of the Commonwealth of Pennsylvania on July 15, 1997 and was reorganized on November 17, 1997 as a one-bank holding company. Premier Bank (the Bank) is the wholly-owned depository subsidiary of Premier Bancorp, Inc.

     The Board of Directors of Premier is mailing a copy of the annual report for the fiscal year ended December 31, 1998, with this Notice. You may obtain a copy of Premier's annual report for the 1997 fiscal year at no cost by contacting Bruce E. Sickel, Chief Financial Officer, Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901.

     Since we have not authorized anyone to provide you with different information, you should rely only on the information contained in this document or on documents that we refer you to. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at Premier subsequent to printing this proxy statement that might affect your decision.

                               VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors of Premier is soliciting this proxy for use at the 1999 Annual Meeting of Shareholders of Premier Bancorp, Inc. The directors, officers and other employees of Premier and the Bank may solicit proxies in person or by telephone, telecopy, telegraph or mail, but only for use at the annual meeting. Premier will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that Premier sends to shareholders. Premier will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons. Premier will reimburse these persons for their reasonable forwarding expenses.

     Only shareholders of record as of the close of business on Thursday, April 1, 1999, (the Voting Record Date), may vote at the annual meeting. Premier's records show that, as of the Voting Record Date, 2,907,756 shares of Premier's common stock were outstanding. On all matters to come before the annual meeting, shareholders may cast one vote for each share held. Cumulative voting rights exist only with respect to the election of directors. As of the Voting Record Date, Premier knows of no person who is the beneficial owner of five percent (5%) or more of Premier's common stock.

     By properly completing a proxy, the shareholder appoints John J. Ginley and Mark Mann as proxy holders to vote his or her shares as specified on the proxy. The proxy holders will vote any proxy not specifying to the contrary as follows:

          FOR the election of Daniel E. Cohen, Michael J. Perrucci, Brian R. Rich, Ezio U. Rossi, Gerald Schatz, Bruce E. Sickel, Thomas P. Stitt, and John A. Zebrowski, as Class 1 Directors, each for a term of three years expiring in 2002; and

          FOR the ratification of the selection of KPMG LLP, as the independent auditors of Premier Bancorp, Inc. for 1999.

     The Board of Directors of Premier Bancorp, Inc. will mail this proxy statement to the shareholders of Premier on or about April 12, 1999.

Quorum and Vote Required For Approval

     Premier is currently authorized to issue 30,000,000 shares of common stock, par value $.033 per share.

     At the close of business on April 1, 1999, Premier had 2,907,756 shares of common stock outstanding. Currently Premier's common stock is the only issued and outstanding class of stock.

     In order to hold the annual meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the Bylaws of Premier, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the meeting. The proxy holders will count votes withheld and abstentions when determining the presence of a quorum for the particular matter. The proxy holders will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker withheld authority.

     Cumulative voting rights exist with respect to the election of directors. This means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled by the number of directors to be elected, and to cast the whole number of such votes for one candidate or to distribute all or fewer of them among two or more candidates. On all other matters to come before the annual meeting, each share of common stock is entitled to one (1) vote. The proxy holders will have the right to vote cumulatively and to distribute their votes among nominees as they consider advisable, unless a shareholder indicates on his or her proxy how he or she desires votes to be cumulated for voting purposes.

     Assuming the presence of a quorum, the eight (8) nominees for Class 1 Director receiving the highest number of votes cast by shareholders entitled to vote will be elected. The proxy holders will not cast votes withheld or broker non-votes for the nominees. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against such election.

     Assuming the presence of a quorum, ratification of the selection of independent auditors requires the affirmative vote of a majority of all votes cast by shareholders. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for the matter by reducing the total number of shares voted from which the required majority is calculated.

Revocability of Proxy

     Shareholders who sign proxies may revoke them at any time before they are voted by:

     o delivering written notice of the revocation to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901;

     o delivering a properly executed proxy bearing a later date to John J. Ginley, Secretary of Premier Bancorp, Inc., 379 North Main Street, Doylestown, Pennsylvania 18901; or

     o attending the meeting and voting in person after giving written notice to the Secretary of Premier Bancorp, Inc.

     You have the right to vote and, if desired, to revoke your proxy any time before the annual meeting. Should you have any questions, please call John C. Soffronoff, President and Chief Executive Officer, at (215) 345-5100.

Methods of Voting

Voting by Proxy

     1. Mark your selections.

     2. Date your proxy and sign your name exactly as it appears on your proxy.

Voting in Person

     1. Attend the annual meeting and show proof of eligibility to vote.

     2. Obtain a proxy.

     3. Mark your selections.

     4. Date your proxy and sign your name exactly as it appears on the proxy and in the transfer books of Premier Bancorp, Inc.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Governance

     The Board of Directors of Premier oversees all business, property, and affairs of Premier and its subsidiaries. The Chairman and officers keep the members of the Board informed of Premier's business through discussions at Board meetings and by providing materials to them. During fiscal 1998, the Board of Directors of Premier held eleven (11) meetings. The Board of Directors of the Bank held ten (10) meetings in 1998.

Directors and Executive Officers of Premier and the Bank

     The following table sets forth selected information about the directors and executive officers of Premier and the Bank. The officers are elected by the Board of Directors and each holds office at the discretion of the Board of Directors.

                                                                           POSITIONS
                                           POSITION WITH PREMIER           HELD SINCE       AGE AS OF
NAME                                           AND THE BANK              (PREMIER/BANK)   APRIL 1, 1999
----                                       ---------------------         --------------   -------------
Clark S. Frame                      Chairman of the Board                  1997/1992           48
                                    Class 3 Director
Barry J. Miles, Sr.                 Vice Chairman of the Board             1997/1992           49
                                    Class 3 Director
John C. Soffronoff                  President                              1997/1992           52
                                    Chief Executive Officer
                                    Class 3 Director
Peter A. Cooper                     Class 3 Director                       1997/1992           40
Dr. Daniel A. Nesi                  Class 3 Director                       1997/1992           61
Thomas M. O'Mara                    Class 3 Director                       1997/1992           46
Richard F. Ryon                     Class 3 Director                       1997/1993           48
Daniel E. Cohen                     Class 1 Director                       1997/1992           55
Michael J. Perrucci                 Class 1 Director                       1997/1992           45
Brian R. Rich                       Class 1 Director                       1997/1993           39
Ezio U. Rossi                       Class 1 Director                       1997/1994           69
Gerald Schatz                       Class 1 Director                       1997/1992           64
Bruce E. Sickel                     Treasurer                              1997/1992           39
                                    Senior Vice President and
                                    Chief Financial Officer
                                    Class 1 Director
Thomas P. Stitt                     Class 1 Director                       1997/1993           55
John A. Zebrowski                   Class 1 Director                       1997/1992           57
Dr. Thomas E. Mackell               Class 2 Director                       1997/1992           53
Neil Norton                         Class 2 Director                       1997/1992           53
Irving N. Stein                     Class 2 Director                       1997/1992           49
HelenBeth Garofalo-Vilcek           Class 2 Director                       1997/1992           41
George H. Wetherill                 Class 2 Director                       1997/1992           61
John J. Ginley                      Secretary                              1997/1992           56
                                    Senior Vice President and
                                    Chief Loan Officer

Committees and Meetings of the Boards of Directors of Premier and the Bank

     The Board of Directors of Premier has, at present, no standing committees. Premier does not have a nominating committee. A shareholder who desires to propose an individual for consideration by the Board of Directors as a nominee for director should submit a proposal in writing to the Secretary of Premier in accordance with Premier's Bylaws. Any shareholder who intends to nominate any candidate for election to the Board of Directors shall notify the President of Premier in writing not less than fourteen (14) nor more than fifty (50) days prior to the date of any meeting of shareholders called for the election of directors, provided, however, that if shareholders receive less than twenty-one
(21) days notice of the meeting, the nomination must be mailed to the President of Premier not later than the close of business on the seventh day following the day on which notice of the meeting was mailed.

     During 1998, the Bank's Board of Directors maintained four (4) standing committees: Executive, Audit/Compliance, Loan, and Investment/ALCO. The function of each of these committees is described below.

     EXECUTIVE: This committee meets on an as-needed basis to take action on issues between regular meetings of the Board of Directors. This committee met 2 times in 1998. Mr. Clark S. Frame serves as Chairman of this committee.

     AUDIT/COMPLIANCE: This committee jointly serves Premier and the Bank. It serves as a direct link between the Board and the independent auditors, enabling the Board to discharge its responsibility to oversee management's financial control and reporting system. The committee also provides oversight for the Bank's regulatory compliance program. This committee met 3 times in 1998. Mr. Barry J. Miles, Sr. serves as Chairman of this committee.

     LOAN: This committee reviews and approves loans in accordance with the Bank's established loan policy, as exists from time to time. This committee met 46 times in 1998. Mr. Clark S. Frame serves as Chairman of this committee.

     INVESTMENT/ALCO: This committee reviews the operating results of the Bank, its interest rate sensitivity, investment portfolio and performance versus the annual budget. This committee met 6 times in 1998. Mr. Bruce E. Sickel serves as Chairman of this committee.

     During 1998, Premier's Board of Directors held eleven (11) meetings and the Bank's Board of Directors held ten (10) meetings. Each director attended at least 75% of the combined total number of meetings of Premier's and the Bank's Boards of Directors and the committees of which he or she is a member, with the exception of Messrs. Cooper, Mackell, Perrucci, and Wetherill.

                COMMITTEES OF THE BOARD OF DIRECTORS OF THE BANK

                                                                                        MEETINGS
                                                                                          HELD
            COMMITTEE                                    MEMBERS                        IN 1998
            ---------                                    -------                        --------
EXECUTIVE                           Clark S. Frame, Chairperson, Daniel E. Cohen,           2
                                    Peter A. Cooper, Barry J. Miles, Sr., Dr. Daniel
                                    A. Nesi, and Thomas M. O'Mara
AUDIT/COMPLIANCE                    Barry J. Miles, Sr., Chairperson, Neil Norton,          3
                                    Michael J. Perrucci, Brian R. Rich, HelenBeth
                                    Garofalo-Vilcek, and John A. Zebrowski
LOAN                                Clark S. Frame, Chairperson, Daniel E. Cohen,          46
                                    Barry J. Miles, Sr., Dr. Daniel A. Nesi, John C.
                                    Soffronoff, and George H. Wetherill
INVESTMENT/ALCO                     Bruce E. Sickel, Chairperson, Peter A. Cooper,          6
                                    Clark S. Frame, Dr. Thomas E. Mackell, Thomas M.
                                    O'Mara, Ezio U. Rossi, Richard F. Ryon, Gerald
                                    Schatz, John C. Soffronoff, Irving N. Stein, and
                                    Thomas P. Stitt

Compensation of the Board of Directors

     Directors do not receive cash compensation for attendance at Board or committee meetings. However, directors received stock options under the Bank's 1995 stock option plan for attendance at Board and committee meetings in accordance with the following formula: options for thirty (30) shares per Board meeting and thirty (30) shares per committee meeting.

     Mr. Clark S. Frame earned $83,621 for services rendered in 1998 which included serving as Chairman of the Board of Directors and Chairman of the Loan and Executive Committees. Mr. Frame, like the other directors, received options for attending Board meetings. Mr. Frame is also provided a membership to a local country club.

                             EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual compensation for services in all capacities to Premier and to the Bank for the fiscal years ended December 31, 1998, 1997, and 1996 of those persons who were, at December 31, 1998, (1) the Chief Executive Officer, and (2) the other four most highly compensated executive officers of Premier and of the Bank to the extent that their total annual salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM COMPENSATION
                                                                       ---------------------------------
                                       ANNUAL COMPENSATION                     AWARDS
                             ---------------------------------------   -----------------------
                                                                                    SECURITIES   PAYOUTS
                                                                       RESTRICTED   UNDERLYING   -------       ALL
                                                           OTHER         STOCK       OPTIONS/     LTIP        OTHER
                                    SALARY     BONUS       ANNUAL        AWARDS        SARS      PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   ($)(1)      ($)     COMPENSATION      ($)          (#)         ($)     ($)(2)(3)(4)
---------------------------  ----   -------   -------   ------------   ----------   ----------   -------   ------------
            (A)              (B)      (C)       (D)         (E)           (F)          (G)         (H)         (I)
John C. Soffronoff,          1998   112,381    20,000        --            --            500        --        12,243(2)
President and Chief          1997   104,382    20,000        --            --             --        --        11,427
Executive Officer of         1996    98,193    10,000        --            --         24,000(5)     --        11,305
Premier and the Bank
Bruce E. Sickel,             1998    98,246    25,000        --            --             --        --         8,491(3)
Treasurer of Premier         1997    90,475    20,000        --            --             --        --         2,055
and Senior Vice              1996    86,643    10,000        --            --         24,000(5)     --         1,671
President and Chief
Financial Officer
of the Bank
John J. Ginley,              1998   125,038    20,000        --            --            500        --         8,695(4)
Secretary of Premier and     1997   116,493    20,000        --            --             --        --         8,739
Senior Vice President and    1996   110,276    10,000        --            --         24,000(5)     --         8,552
Chief Loan Officer of the
Bank

------------------
(1) Yearly salary adjustments are made on or about April 24 of each year.

(2) Includes Bank contributions to the 401(k) Plan on behalf of Mr. Soffronoff of $4,115, $3,575, and $3,390 for 1998, 1997 and 1996, respectively; the payment of club dues in the amount of $3,328, $3,052, and $3,115 for each of 1998, 1997 and 1996, respectively; and a car allowance for Mr. Soffronoff, valued at $4,800 for each of 1998, 1997 and 1996.

(3) Includes Bank contributions to the 401(k) Plan on behalf of Mr. Sickel of $3,691, $2,055, and $1,671 for 1998, 1997 and 1996, respectively; and a car allowance for Mr. Sickel of $4,800 for 1998.

(4) Includes Bank contributions to the 401(k) Plan on behalf of Mr. Ginley of $3,895, $3,939 and $3,752 in 1998, 1997 and 1996, respectively, and a car allowance for Mr. Ginley of $4,800 for each of 1998, 1997 and 1996.

(5) Subject to a 10%, 20%, 30%, 40% vesting schedule on January 1 of each year.

     The following table sets forth certain information relating to non-qualified stock options granted by Premier to certain officers of Premier and the Bank during 1998, pursuant to Premier Bank's 1995 Incentive Stock Option Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS
--------------------------------------------------------------------------------

                                      NUMBER OF SECURITIES      % OF TOTAL OPTIONS/      EXERCISE
                                           UNDERLYING             SARS GRANTED TO        OR BASE
                                          OPTIONS/SARS             EMPLOYEES IN           PRICE        EXPIRATION
              NAME                        GRANTED (#)               FISCAL YEAR           ($/SH)          DATE
              ----                    --------------------      -------------------      --------      ----------
              (A)                             (B)                       (C)                (D)            (E)
Clark S. Frame
Chairman of the Board                          495                      3.26%              6.00         01/01/08

Barry J. Miles, Sr.
Vice Chairman of the Board                   2,160                     14.20%              6.00         01/01/08

401(k) Plan

     The Bank maintains a 401(k) deferred income retirement plan (the plan) for employees. The plan has two features: an elective deferral feature and a savings plus feature. To be eligible to become a member of the plan, an employee must have completed at least six (6) months service and attained the age of twenty-one (21). All employee contributions vest immediately. Employer contributions vest over a three (3) year period. The plan is subject to certain terms and restrictions imposed by the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act.

     An eligible employee may choose the elective deferral feature of the plan by entering into an agreement with the Bank to defer current total compensation by up to 15% (unless otherwise limited by the 401(k) administrators). In 1998, the Bank matched this deferred compensation with a discretionary match which is currently set at 50%, up to 6% of the employee's salary. The amount of the match, if any, determined by the Bank each year.

     During 1998 the Bank made a contribution of $48,794 to the plan. The amounts allocated to the three (3) most highly compensated officers pursuant to the plan in 1998 are as follows (these amounts do not include the employee contribution): Mr. Soffronoff, President and Chief Executive Officer of the Bank, $4,115; Mr. Sickel, Senior Vice President and Chief Financial Officer of the Bank, $3,691; and Mr. Ginley, Senior Vice President and Chief Loan Officer of the Bank, $3,895.

Change of Control Agreements

     In March, 1998, Premier, the Bank, and three (3) executives, John C. Soffronoff, John J. Ginley and Bruce E. Sickel (the Executives), entered into three (3) change of control agreements. The agreements define certain severance benefits that will be paid by Premier and the Bank to the Executives in the event of a change of control. The benefits were granted in order to recognize the valued past and present service of the Executives and to provide incentive for their continued valued service. The agreements continue until such time as either party gives the other written notice of termination of employment with, or without, cause. The agreements are not intended to affect the employment status of the Executives in the absence of a change of control.

     In the event of a change of control, the Executives are entitled to receive a lump sum payment equal to two (2) times their respective current annual direct salary at the earliest of four (4) specified events. If, at the end of six (6) months after the date of the change of control, none of the specified events have occurred, the Executives shall no longer be entitled to the payments upon termination.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as disclosed below, there have been no material transactions between Premier and the Bank, nor any material transactions or proposed material transactions, with any director or executive officer of Premier or the Bank, or any associate of any of the foregoing persons during the past two years. The Bank maintains a policy of not extending or granting credit to any director, officer, employee or any member of their immediate family.

     The Bank's offices in Doylestown and Easton were owned by Norbuck Associates, a Pennsylvania limited partnership consisting of several directors of the Bank. The leases with Norbuck Associates expired December 31, 1998 and the Bank exercised its purchase option on these properties in January, 1999. The Bank paid $1,234,000, plus customary closing costs, to acquire both the Doylestown and Easton offices. The buildings were purchased in 1994 by Norbuck for $1,000,000. The buildings were appraised in May of 1998 for a total of $1,255,000.

                             ELECTION OF DIRECTORS

Qualification and Nomination of Directors

     Premier's Bylaws authorizes the number of directors to be not less than five (5) nor more than twenty-five (25). The Bylaws provide for three (3) classes of directors with staggered three-year terms of office. The Board of Directors may, from time to time, fix the number of directors and their respective classifications. The Board of Directors has fixed the number of Board members at twenty (20). The Board of Directors nominated the eight (8) persons named below to serve as Class 1 Directors until the 2002 annual meeting of shareholders or until their earlier death, resignation, or removal from office. All of the nominees are presently members of the Board of Directors and all have consented to serve another term as a director if re-elected. Pursuant to Premier's Bylaws, vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office. The Board of Directors may select someone to fill the vacancy until the expiration of the term of the class of directors to which he or she was appointed.

     In accordance with Premier's Bylaws, the Board of Directors is divided into three (3) classes, whose terms expire at successive annual meetings. Therefore, the Bylaws provide for a classified Board of Directors with staggered three-year terms of office. Currently, Class 1 consists of eight (8) directors, Class 2 consists of five (5) directors, and Class 3 consists of seven (7) directors. Shareholders will elect eight (8) Class 1 directors at the annual meeting to serve for a three-year term that expires at Premier's annual meeting in 2002.

     The proxy holders intend to vote such proxy for the election of each of the eight (8) nominees named below, unless you indicate that your vote should be withheld from any or all of them. Each nominee elected as a director will continue in office until his or her successor has been duly elected and qualified, or until his or her death, resignation or retirement.

     The Board of Directors is proposing the following nominees for election as Class 1 Directors at the annual meeting:

     o Daniel E. Cohen

     o Michael J. Perrucci

     o Brian R. Rich

     o Ezio U. Rossi

     o Gerald Schatz

     o Bruce E. Sickel

     o Thomas P. Stitt

     o John A. Zebrowski

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO ELECT THE EIGHT (8) NOMINEES LISTED ABOVE AS CLASS 1 DIRECTORS OF PREMIER BANCORP, INC.

Information as to Nominees and Directors

     Set forth below is the principal occupation and certain other information regarding the nominees and other directors whose terms of office will continue after the annual meeting. You can find the information about the share ownership of the nominees and other directors on pages 13 and 14.

CURRENT CLASS 1 DIRECTORS (to serve until 1999)
           AND
NOMINEES FOR CLASS 1 DIRECTORS (to serve until 2002)

Daniel E. Cohen, Esquire

     Mr. Cohen, age 55, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Cohen is a partner in the law firm of Laub, Seidel, Cohen & Hof, L.L.C. located in Easton, Pennsylvania.

Michael J. Perrucci, Esquire

     Mr. Perrucci, age 45, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Perrucci is a partner in the law firm of Fishbein, Badillo, Wagner, Harding located in Phillipsburg, New Jersey.

Brian R. Rich

     Mr. Rich, age 39, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1993. Mr. Rich is the President of Jack Rich, Inc., a fuel oil and energy company located in Gilberton, Pennsylvania.

Ezio U. Rossi

     Mr. Rossi, age 69, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1994. Mr. Rossi was the former owner of Arctic Foods, Inc., a frozen food company located in Washington, New Jersey. He is currently retired.

Gerald Schatz

     Mr. Schatz, age 64, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Schatz is Chairman of Wordsworth Academy, Play and Learn Centers and Wyncote Academy, a child care and development company located in Fort Washington, Pennsylvania.

Bruce E. Sickel

     Mr. Sickel, age 39, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. He is a Senior Vice President, the Chief Financial Officer and Treasurer of Premier and the Bank.

Thomas P. Stitt, Esquire

     Mr. Stitt, age 55, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1993. Mr. Stitt is an Attorney-at-Law, with his office located in Easton, Pennsylvania.

John A. Zebrowski

     Mr. Zebrowski, age 57, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Zebrowski is the President of
J. A. Z. Associates, a plastic resin dealer located in Doylestown, Pennsylvania.

                 BOARD OF DIRECTORS -- CONTINUING AS DIRECTORS

CLASS 2 DIRECTORS (to serve until 2000)

HelenBeth Garofalo-Vilcek

     Ms. Garofalo-Vilcek, age 41, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Ms. Garofalo-Vilcek is a real estate broker located in Bangor, Pennsylvania.

Dr. Thomas E. Mackell

     Dr. Mackell, age 53, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Dr. Mackell is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Neil Norton

     Mr. Norton, age 53, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Norton is the President of Norton Oil Company, a home heating oil company located in Phillipsburg, New Jersey.

Irving N. Stein

     Mr. Stein, age 49, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Stein is the Vice President of Keystone Motors, Inc., a car dealership located in Doylestown and Berwyn, Pennsylvania.

George H. Wetherill

     Mr. Wetherill, age 61, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Wetherill is the owner of G.
H. Wetherill Opticians and G. H. Wetherill Hearing Aid Associates located in Doylestown, Pennsylvania.

CLASS 3 DIRECTORS (to serve until 2001)

Peter A. Cooper

     Mr. Cooper, age 40, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Cooper is the President of Lexus of the Lehigh Valley, a car dealership located in Emmaus, Pennsylvania.

Clark S. Frame

     Mr. Frame, age 48, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Frame serves as Chairman of the Board of Premier and of the Bank.

Barry J. Miles, Sr.

     Mr. Miles, age 49, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Miles serves as Vice Chairman of the Board of Premier and of the Bank. Mr. Miles is a realtor in Easton, Pennsylvania.

Dr. Daniel A. Nesi

     Dr. Nesi, age 61, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Dr. Nesi is a surgeon with his medical offices located in Doylestown, Pennsylvania.

Thomas M. O'Mara

     Mr. O'Mara, age 46, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. O'Mara is the owner of Master Gardener, a textiles company located in Yardley, Pennsylvania and Spartenberg, South Carolina.

Richard F. Ryon

     Mr. Ryon, age 48, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1993. Mr. Ryon is a partner in Richard
B. Ryon Insurance, an insurance agency located in Pottsville, Pennsylvania.

John C. Soffronoff

     Mr. Soffronoff, age 52, has served as a member of the Board of Directors of Premier since 1997 and of the Bank since 1992. Mr. Soffronoff is the President and Chief Executive Officer of Premier and of the Bank.

                            BENEFICIAL OWNERSHIP OF
                            PREMIER'S STOCK OWNED BY
                        PRINCIPAL OWNERS AND MANAGEMENT

Principal Shareholders

     As of April 1, 1999, the Board of Directors knows of no person who owns of record or who is known by the Board of Directors to be the beneficial owner of more than five percent (5%) of Premier's outstanding common stock.

Share Ownership by the Directors, Officers and Nominees

     The following table sets forth, as of April 1, 1999, and from information received from the respective individuals, the amount and percentage of the common stock beneficially owned by each director, each nominee and all officers, directors, and nominees of Premier as a group.

                                                             AMOUNT AND
                                                              NATURE OF
                                                             BENEFICIAL            PERCENTAGE
NAME OF INDIVIDUAL OR IDENTITY OF GROUP                    OWNERSHIP(1)(2)          OF CLASS
---------------------------------------                    ---------------         ----------
Daniel E. Cohen                                                 106,512(3)           3.03%
Peter A. Cooper                                                 112,188(4)           3.19%
Clark S. Frame                                                  169,691(5)           4.82%
HelenBeth Garofalo-Vilcek                                        42,264(6)           1.20%
Dr. Thomas E. Mackell                                            76,783(7)           2.18%
Barry J. Miles, Sr.                                              64,473(8)           1.83%
Dr. Daniel A. Nesi                                              109,465(9)           3.11%
Neil Norton                                                      87,763(10)          2.49%
Thomas M. O'Mara                                                 54,639(11)          1.55%
Michael J. Perrucci                                              74,810(12)          2.13%
Brian R. Rich                                                   101,534(13)          2.88%
Ezio U. Rossi                                                   125,142(14)          3.56%
Richard F. Ryon                                                  99,340(15)          2.82%
Gerald Schatz                                                   116,434(16)          3.31%
Bruce E. Sickel                                                  39,415(17)          1.12%
John C. Soffronoff                                               43,070(18)          1.22%
Irving N. Stein                                                  70,861(19)          2.01%
Thomas P. Stitt                                                  71,685(20)          2.04%
George H. Wetherill                                              84,321(21)          2.40%
John A. Zebrowski                                                97,963(22)          2.78%
John J. Ginley                                                   45,782(23)          1.30%
All Officers and Directors as a Group
  (21 persons in total)                                       1,794,135(24)         50.97%

------------------
 (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within 60 days after April 1, 1999. Beneficial ownership may be disclaimed as to certain of the securities. All numbers here have been rounded to the nearest whole number.

 (2) Information furnished by the Directors and Premier.

 (3) Figure includes 46,320 exercisable stock options.

 (4) Figure includes 51,105 exercisable stock options.

 (5) Figure includes 24,090 exercisable stock options.

 (6) Figure includes 13,965 exercisable stock options.

 (7) Figure includes 25,425 exercisable stock options.

 (8) Figure includes 21,393 exercisable stock options.

 (9) Figure includes 42,255 exercisable stock options.

(10) Figure includes 41,265 exercisable stock options.

(11) Figure includes 20,913 exercisable stock options.

(12) Figure includes 32,220 exercisable stock options.

(13) Figure includes 20,619 exercisable stock options.

(14) Figure includes 22,017 exercisable stock options.

(15) Figure includes 16,065 exercisable stock options.

(16) Figure includes 26,463 exercisable stock options.

(17) Figure includes 24,585 exercisable stock options.

(18) Figure includes 23,270 exercisable stock options.

(19) Figure includes 17,035 exercisable stock options.

(20) Figure includes 10,575 exercisable stock options.

(21) Figure includes 27,618 exercisable stock options.

(22) Figure includes 23,280 exercisable stock options.

(23) Figure includes 12,782 exercisable stock options.

(24) Percentages assume that all options exercisable within sixty (60) days of April 1, 1999 have been exercised. Therefore, on a pro forma basis, 3,520,025 shares would be outstanding.

                                   PROPOSALS

1. ELECTION OF CLASS 1 DIRECTORS.

     Nominees for election this year are:

     o Daniel E. Cohen (director since 1997)

     o Michael J. Perrucci (director since 1997)

     o Brian R. Rich (director since 1997)

     o Ezio U. Rossi (director since 1997)

     o Gerald Schatz (director since 1997)

     o Bruce E. Sickel (director since 1997)

     o Thomas P. Stitt (director since 1997)

     o John A. Zebrowski (director since 1997)

     Each has consented to serve a three-year term. (See pages 10 and 11 for more information.)

     If any director is unable to stand for re-election, the Board may designate a substitute. Proxy holders will vote in favor of a substitute nominee. The Board of Directors has no reason to believe the eight (8) nominees will be unable to serve if elected.

     Cumulative voting rights exist with respect to the election of directors, which means that each shareholder has the right, in person or by proxy, to multiply the number of votes to which he or she is entitled by the number of directors to be elected and to cast the whole number of such votes for one candidate or to distribute all or fewer of them among two or more candidates. The proxy holders may vote cumulatively and distribute the votes they represent among nominees as they consider advisable, unless the shareholder indicates on his or her proxy how he or she desires the votes to be cumulated for voting purposes. On all other matters before the annual meeting, shareholders are entitled to one (1) vote per share of common stock.

     The Board of Directors recommends a vote FOR the election of the eight (8) nominees as Class 1 Directors.

2. RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS.

     The Audit Committee and the Board of Directors of Premier and the Bank believe that KPMG's knowledge of Premier and the Bank is invaluable. KPMG advised Premier that none of its members has any financial interest in Premier. KPMG served as Premier's independent auditors for the 1998 fiscal year. They assisted Premier and the Bank with the preparation of their federal and state tax returns and provided assistance in connection with regulatory matters, charging Premier and the Bank for such services at its customary hourly billing rates. Premier's and the Bank's Board of Directors approved these non-audit services after due consideration of the auditors' objectivity and after finding them to be wholly independent.

     In the event that the shareholders do not ratify the selection of KPMG, as Premier's independent auditors for the 1999 fiscal year, the Board of Directors may choose another accounting firm to provide independent audit services for the 1999 fiscal year. Representatives of KPMG will attend the annual meeting to answer questions.

     The majority of shares present (in person or by proxy and entitled to vote at the annual meeting) must vote in the affirmative to ratify KPMG LLP as independent auditors for 1999.

     The Board of Directors recommends a vote FOR the ratification of KPMG LLP as the independent auditors of Premier Bancorp, Inc. for the year ending December 31, 1999.

                               LEGAL PROCEEDINGS

     In the opinion of the management of Premier and the Bank, there are no proceedings pending to which Premier or the Bank is a party or to which their property is subject, which, if determined adversely to Premier or the Bank, would be material in relation to Premier or the Bank's undivided profits or financial condition. There are no proceedings pending other than routine litigation incident to the business of Premier and the Bank. In addition, no material proceedings are pending or are known to be threatened or contemplated against Premier or the Bank by any government authorities.

               SHAREHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the Securities and Exchange Commission, wishes to submit as a proposal for inclusion in Premier's proxy statement for its 2000 Annual Meeting of Shareholders must deliver such proposal in writing to the President of Premier Bancorp, Inc. at its principal executive offices, at 379 North Main Street, Doylestown, Pennsylvania 18901, not later than Wednesday, December 15, 1999.

                                 ANNUAL REPORT

     A copy of Premier's annual report for its fiscal year ended December 31, 1998, is enclosed with this proxy statement. A representative of KPMG LLP, the independent auditors which examined the financial statements in the annual report, will attend the meeting. The representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to any appropriate questions concerning the annual report presented by shareholders at the annual meeting.

             OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, the persons named as proxy holders will vote the proxies in what they determine to be the best interest of Premier.

                             ADDITIONAL INFORMATION

     UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, A COPY OF PREMIER'S REPORT ON FORM 10-KSB FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 13A-1 UNDER THE SECURITIES EXCHANGE ACT OF 1934 MAY BE OBTAINED, WITHOUT CHARGE, FROM BRUCE E. SICKEL, CHIEF FINANCIAL OFFICER, PREMIER BANCORP, INC., 379 NORTH MAIN STREET, DOYLESTOWN, PENNSYLVANIA 18901.

                              PREMIER BANCORP, INC.
                                      PROXY

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints John J. Ginley and Mark Mann and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Premier Bancorp, Inc. that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, May 13, 1999, at 9:00 a.m., Eastern Daylight Time, at Barley Sheaf Farm Bed and Breakfast Inn, Route 202, Holicong, Pennsylvania 18928, and at any adjournment or postponement of the meeting as follows:

1. ELECTION OF EIGHT (8) CLASS 1 DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

           Daniel E. Cohen               Gerald Schatz
           Michael Perrucci              Bruce E. Sickel
           Brian R. Rich                 Thomas P. Stitt
           Ezio U. Rossi                 John A. Zebrowski

 [    ]  FOR all nominees                [    ]    WITHHOLD AUTHORITY
         listed above (except                      to vote for all nominees
         as marked to contrary below)              listed above

 The Board of Directors recommends a vote FOR these nominees.

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

-------------------------------------------------------------------------------

2. RATIFICATION OF THE SELECTION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

      [    ]  FOR             [    ]  AGAINST          [    ] ABSTAIN

       The Board of Directors recommends a vote FOR this proposal.


3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

Dated: ______________________, 1999
                                       ----------------------------------------
                                                     Signature

                                       ----------------------------------------
Number of Shares Held of Record                      Signature
on April 1, 1999


-----------------------------

JOHN J. GINLEY AND MARK MANN, THE PERSONS NAMED AS PROXIES, WILL HAVE THE RIGHT TO VOTE CUMULATIVELY AND TO DISTRIBUTE THEIR VOTES AMONG NOMINEES AS THEY CONSIDER ADVISABLE, UNLESS A SHAREHOLDER INDICATES ON HIS OR HER PROXY HOW HE OR SHE DESIRES THE VOTES TO BE ACCUMULATED FOR VOTING PURPOSES.

THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO PREMIER BANCORP, INC. IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.